Online
Go to www.envisionreports.com/CUBI or scan the QR code — login details are located in the shaded bar below

Annual Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Customers
Bancorp, Inc. Annual Meeting of Shareholders to be Held on May 27, 2020
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at:
Easy Online Access — View your Proxy Materials and Vote.
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/CUBI.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive paper copies of these documents, you must request them. There is no charge to you for requesting copies. Please make your request for copies as instructed on the reverse side on or before May 14, 2020 to facilitate timely delivery.

03801E

Annual Shareholder Meeting Notice

The Customers Bancorp, Inc. 2020 Annual Meeting of Shareholders will be held on Wednesday, May 27, 2020 at 9:00 a.m. Eastern Time, virtually via the Internet at www.meetingcenter.io/259494770.
To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.
The password for the meeting is CUBI2020.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees, FOR Proposal 2, and FOR Proposal 3:

1.Election of two Class III Directors
2.To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020
3.To approve a non-binding advisory resolution on named executive officer compensation

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

The 2020 Annual Meeting of Shareholders of Customers Bancorp, Inc. will be held on
May 27, 2020 at 9:00 a.m. Eastern Time virtually via the internet at www.meetingcenter.io/259494770.
To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.
The password for this meeting is — CUBI2020.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current proxy materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
Internet – Go to www.envisionreports.com/CUBI. Click on Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276.
Email – Send an email to investorvote@computershare.com with “Proxy Materials Customers Bancorp, Inc.” in the subject line. Include your full name and address, plus the control number located in the shaded bar on the reverse side, and state that you want a paper copy of the proxy materials.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 14, 2020.